U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2005

AMEDISYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of
Incorporation or Organization)

0-24260	11-3131700

(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Mead Road, Suite 300, Baton Rouge, LA 70816
(Address of principal executive offices including zip code)

(225) 292-2031
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

ITEM 8.01 OTHER EVENTS

      The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

      On May 3, 2005, Amedisys, Inc. issued a press release attached hereto as Exhibit 99.1 announcing its financial results for the first quarter of fiscal year 2005, which ended March 31, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Business Acquired.

Not applicable

      (b) Pro Forma Financial Information

Not applicable

      (c) Exhibits

99.1 Press release dated May 3, 2005 announcing the Company’s first quarter 2005 operating results.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ Gregory H. Browne
Gregory H. Browne
Chief Financial Officer

DATE: May 3, 2005